LKCM Funds

Prospectus

May 1, 2015

(as supplemented on May 22, 2015)

301 COMMERCE STREET, SUITE 1600

FORT WORTH, TEXAS 76102

1-800-688-LKCM

LKCM SMALL CAP EQUITY FUND

(Institutional Class) (LKSCX)

LKCM SMALL-MID CAP EQUITY FUND

(Institutional Class) (LKSMX)

LKCM EQUITY FUND

(Institutional Class) (LKEQX)

LKCM BALANCED FUND (LKBAX)

LKCM FIXED INCOME FUND (LKFIX)

This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

LKCM SMALL CAP EQUITY FUND

(Institutional Class)

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.94%

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. The Fund primarily chooses investments that Luther King Capital Management Corporation (“Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market capitalizations at the time of investment between $600 million and $4.5 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. Investments in the Fund also are subject to the following principal risks:

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value. The Fund’s investments in equity securities may include ADRs, common stocks, securities convertible into common stock (“convertible securities”), preferred stocks, REITs, rights and warrants.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Convertible Securities – Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates and may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

Preferred Stock – Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Rights and Warrants – Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

•	Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the value of the issuer’s business and assets.

•	Small-Cap Risk – The Fund invests in small capitalization companies that may not have the size, resources and other assets of mid or large capitalization companies. As a result, the securities of small capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than mid or large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an

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indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

18.90%	2nd quarter, 2009
-27.54%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Return Before Taxes	-3.11%	14.82%	7.72%
Return After Taxes on Distributions	-5.96%	13.45%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares	0.65%	12.05%	6.35%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	4.09%	14.71%	7.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since 1996
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 1994
Jonathan B. Deweese, CFA	Vice President, Portfolio Manager and Analyst	Since 2010
Benjamin M. Cowan, CFA	Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

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Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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LKCM SMALL-MID CAP EQUITY FUND

(Institutional Class)

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.45%

Total Annual Fund Operating Expenses	1.20%
Fee Waiver and/or Expense Reimbursement(1)	-0.20%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.00%

(1)	Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2016 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$102	$361	$640	$1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies. The Fund primarily chooses investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Small-mid capitalization companies are those with market capitalizations at the time of investment between $1.25 billion and $10 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. Investments in the Fund also are subject to the following principal risks:

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value. The Fund’s investments in equity securities may include ADRs, common stocks, securities convertible into common stock (“convertible securities”), preferred stocks, REITs, rights and warrants.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available

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information, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Convertible Securities – Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates and may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

Preferred Stock – Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Rights and Warrants – Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

•	Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the value of the issuer’s business and assets.

•	Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an

6

indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Return as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

12.26%	3rd quarter, 2013
-6.85%	3rd quarter, 2014

Average Annual Total Returns for Periods Ended December 31, 2014

	One Year	Since Inception (May 2, 2011)
Return Before Taxes	-4.39%	6.03%
Return After Taxes on Distributions	-4.94%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	-2.02%	4.68%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	7.07%	11.77%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	4.09%	10.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since Inception in 2011
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 2011
Jonathan B. Deweese, CFA	Vice President, Portfolio Manager and Analyst	Since Inception in 2011
Benjamin M. Cowan, CFA	Analyst	Since Inception in 2011

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

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Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

LKCM EQUITY FUND

(Institutional Class)

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.22%

Total Annual Fund Operating Expenses	0.92%
Fee Waiver and/or Expense Reimbursement(1)	-0.12%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.80%

(1)	Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2016 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$82	$281	$498	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund primarily invests in companies that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The Fund may invest in equity securities of small, mid and large capitalization companies. It seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. Investments in the Fund also are subject to the following principal risks:

•	Dividend Paying Securities Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund.

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value. The Fund’s investments in equity securities may include ADRs, common stocks, securities convertible into common stock (“convertible securities”), preferred stocks, REITs, rights and warrants.

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ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Convertible Securities – Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates and may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

Preferred Stock – Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Rights and Warrants – Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

•	Large Cap Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

•	Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the value of the issuer’s business and assets.

•	Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an

10

indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

15.36%	2nd quarter, 2009
-20.72%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Return Before Taxes	6.40%	14.38%	8.31%
Return After Taxes on Distributions	5.27%	13.86%	7.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.57%	11.59%	6.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Lipper Large-Cap Core Funds Index (reflects no deduction for taxes)	11.33%	13.82%	7.01%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 1996
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since 2010
Mason D. King, CFA	Principal, Vice President, Portfolio Manager and Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

11

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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LKCM BALANCED FUND

Investment Objective:  The Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.34%

Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursement(1)	-0.19%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.80%

(1)	Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2016 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$82	$296	$529	$1,196

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity and fixed income securities and cash equivalent securities. The Fund may invest in securities of small, mid and large capitalization companies. The Fund seeks to invest in the equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

The Fund’s investments in fixed income securities consist primarily of investment grade corporate and U.S. Government and agency fixed income securities with short- to intermediate-term maturities from one to ten years. Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities. Investment grade debt securities are considered to be those rated within the four highest ratings by nationally recognized statistical rating organizations.

The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay dividends. A majority of the equity securities in which the Fund invests typically are listed on a national securities exchange or traded on the Nasdaq Stock Market, Inc. or in the U.S. over-the-counter markets. The Fund also may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash.

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Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. Investments in the Fund also are subject to the following principal risks:

•	Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•	Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

•	Dividend Paying Securities Risk – Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund.

•	Equity Securities Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value. The Fund’s investments in equity securities may include ADRs, common stocks, securities convertible into common stock (“convertible securities”), preferred stocks, REITs, rights and warrants.

ADRs – Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, such as currency fluctuations, political and economic instability, less government regulation, less publicly available information, and differences in financial reporting standards. ADRs may not accurately track the prices of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading. Investing in such securities may expose the Fund to additional risk.

Common Stock – Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Convertible Securities – Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates and may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

Preferred Stock – Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be subordinate to debt securities of an issuer upon the liquidation or bankruptcy of the issuing company.

REITs – Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Rights and Warrants – Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Interest Rate Risk – Market values of fixed income securities are inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise. As of the date of this prospectus, interest rates are at or near historic lows, but may rise significantly or rapidly in the future, potentially resulting in significant losses to the Fund. A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will generally entail less interest rate risk but have a lower yield. A bond’s value may also be affected by changes in its credit rating or the issuer’s financial condition.

•	Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

14

•	Large Cap Risk – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

•	Liquidity Risk – The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•	Market Risk – Factors that affect equity and fixed income markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the value of the issuer’s business and assets.

•	Small and Mid Cap Risk – The Fund may invest in small and mid capitalization companies that may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small and mid capitalization companies held by the Fund may be less liquid and subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general.

•	U.S. Government Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. Like all bonds, U.S. Government bonds are also subject to market risk, credit risk and interest rate risk.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, an index that tracks the performance of fixed-income securities, and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

11.66%	3rd quarter, 2009
-10.13%	4th quarter, 2008

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Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Return Before Taxes	5.99%	10.76%	7.69%
Return After Taxes on Distributions	5.13%	10.39%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	8.57%	6.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.13%	3.54%	4.10%
Lipper Mixed-Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)	7.04%	10.39%	6.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since Inception in 1997
J. Luther King, Jr., CFA, CIC	Principal, President and Portfolio Manager	Since Inception in 1997
Mark L. Johnson, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

LKCM FIXED INCOME FUND

Investment Objective:  The Fund seeks current income.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.20%

Total Annual Fund Operating Expenses	0.70%
Fee Waiver and/or Expense Reimbursement(1)	-0.20%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.50%

(1)	Effective May 22, 2015, Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 31, 2016 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50%. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$51	$204	$370	$852

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The Fund typically invests in securities with short- to intermediate-term maturities (those with maturities from one to ten years) issued by corporations and other entities, the U.S. Government, and agencies or instrumentalities of the U.S. Government, and cash equivalent securities. Investment grade debt securities are considered to be those rated within the four highest ratings assigned by nationally recognized statistical rating organizations.

The Fund seeks to maintain an average effective maturity between three and 10 years under normal market and economic conditions. The effective maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position. The average effective maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage pass-through securities, government and government agency securities, variable and floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether to continue to hold the securities.

17

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. Investments in the Fund also are subject to the following principal risks:

•	Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•	Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations.

•	Government-Sponsored Enterprises Risk – Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal Home Loan Bank, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. There is no assurance that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. They are also subject to market risk, credit risk and interest rate risk. In addition, mortgage pass-through securities issued by government-sponsored enterprises are subject to prepayment risk and extension risk, discussed below.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.

•	Interest Rate Risk – Market values of fixed income securities are generally inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise. As of the date of this prospectus, interest rates are at or near historic lows, but may rise significantly or rapidly in the future, potentially resulting in significant losses to the Fund. A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield. A bond’s value may also be affected by changes in its credit quality rating or the issuer’s financial condition.

•	Liquidity Risk – The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

•	Market Risk – Factors that affect markets in general, including political, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

•	Mortgage Pass-Through Securities Risk – Investments in mortgage pass-through securities, including mortgage pass-through securities issued by a U.S. government sponsored enterprise, are subject to fixed-income securities risks which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in the Fund’s income and share price, and extension risk. Extension risk is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

•	Security Selection Risk – Securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage, or a decline in the issuer’s business and assets.

•	U.S. Government Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. Like all bonds, U.S. Government bonds are also subject to market risk, credit risk and interest rate risk.

•

Variable and Floating Rate Bond Risk – The interest rates payable on variable and floating rate bonds are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated

18

periods in response to changes in the market rate of interest on which the interest rate is based. The interest rate on a floating rate bond is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate bonds are subject to interest rate risk and credit risk.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with an index that tracks the performance of fixed income securities and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns

4.03%	3rd quarter, 2009
-1.41%	2nd quarter, 2013

Average Annual Total Returns for Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Return Before Taxes	1.72%	3.43%	4.24%
Return After Taxes on Distributions	0.72%	2.23%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	1.08%	2.25%	2.81%
Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	3.13%	3.54%	4.10%
Lipper Short Intermediate Investment-Grade Debt Funds Index (reflects no deduction for taxes)	2.14%	3.35%	3.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Joan M. Maynard	Vice President and Portfolio Manager	Since Inception in 1997
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010
Mark L. Johnson, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010

19

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions will only occur on days the New York Stock Exchange is open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

ADDITIONAL INFORMATION REGARDING THE INVESTMENT OBJECTIVES

AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

Small Cap Equity Fund	The Fund seeks to maximize long-term capital appreciation.

The Fund seeks to achieve its investment objective by primarily choosing investments that Luther King Capital Management Corporation (“Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies. Smaller companies are those with market capitalizations at the time of investment between $600 million and $4.5 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. The equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), rights and warrants.

The Adviser’s primary strategy in managing the Fund is to identify high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.

Small-Mid Cap Equity Fund	The Fund seeks to maximize long-term capital appreciation.

The Fund seeks to achieve its investment objective by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies. Small-mid capitalization companies are those with market capitalizations at the time of investment between $1.25 billion and $10 billion. The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range. The equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stock, ADRs, REITs, rights and warrants.

The Adviser’s primary strategy in managing the Fund is to identify high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.

Equity Fund	The Fund seeks to maximize long-term capital appreciation.

The Fund seeks to achieve its investment objective by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, and/or potential for above-average capital appreciation. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, ADRs, REITs, rights and warrants. The Fund may invest in equity securities of small, mid and large capitalization companies.

The Adviser’s primary strategy in managing the Fund is to identify high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation.

Balanced Fund	The Fund seeks current income and long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity and fixed income securities. The Fund’s investments in equity securities will consist primarily of common stocks, preferred stocks, securities convertible into common stock, ADRs, REITs, rights and warrants. Under normal circumstances, 25% or more of the Fund’s total assets consist of fixed income securities. The Fund’s investments in fixed income securities will consist primarily of investment grade corporate and U.S. Government and agency fixed income securities with short to intermediate maturities from one to ten years.

The Adviser’s primary strategy in managing the Fund is to identify high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive

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advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, strong market share positions, and/or attractive relative valuation. The Fund may invest in securities of small, mid and large capitalization companies. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether or not to continue to hold such securities.

Fixed Income Fund	The Fund seeks current income.

The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The Fund typically invests in securities with short- to intermediate-term maturities (those with maturities from one to ten years) issued by corporations and other entities, the U.S. Government, and agencies or U.S. Government sponsored entities, and cash equivalent securities. The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage pass-through securities, government and government agency securities, variable and floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations.

The Adviser’s primary strategy in managing the Fund is to select debt securities based on factors such as price coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether or not to continue to hold such securities.

Each Fund has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above. Each Fund’s investment objective is non-fundamental, which means that it may be changed by action of the Board of Trustees of the Trust without shareholder approval.

DISCUSSION OF INVESTMENT APPROACH

Small Cap Equity, Small-Mid Cap Equity, Equity, and Balanced Funds	The Adviser follows an equity investment approach grounded in the fundamental analysis of individual companies and comprised of two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will typically exhibit a number of the following characteristics:

•	High profitability levels;
•	Strong balance sheet quality;
•	Competitive advantages;
•	Strong market share positions;
•	Attractive reinvestment opportunities;
•	Ability to generate excess cash flow after capital expenditures;
•	Management with a meaningful ownership stake in the company; and/or
•	Attractive relative valuation based upon various quantitative criteria.

The Adviser may also invest in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

Balanced and Fixed Income Funds	The Adviser’s fixed income investment approach concentrates primarily on investment-grade corporate and U.S. Government fixed income securities with short to intermediate effective maturities. The Adviser’s fixed income philosophy combines noncallable bonds for their offensive characteristics with callable bonds for their defensive characteristics in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit-driven and focuses on the issuer’s earning and cash flow trends, its competitive positioning and the dynamics of its industry.

A second component of the Adviser’s fixed income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer higher levels of current income with relatively limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable securities. Maturity decisions are primarily a function of the Adviser’s macroeconomic analysis and are implemented utilizing short to intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser’s experience in the equity markets. The analytical effort typically concentrates on market leading, profitable, well-financed debt issuers.

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To respond to adverse market, economic, political or other conditions, each Fund may adopt a temporary defensive position, during which the Fund may invest in cash, time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.

ADDITIONAL INFORMATION REGARDING THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in any of the Funds entails risks. You should be aware that you may lose money by investing in the Funds, and the Funds’ performance could trail that of other investment alternatives. The table below provides additional principal risks of investing in the Funds. Following the table, each risk is explained.

	Small Cap Equity Fund	Small-Mid Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund
Call Risk				X	X
Credit Risk				X	X
Dividend Paying Securities Risk			X	X
Equity Securities Risk	X	X	X	X
Fixed Income Market Risk				X	X
Government Sponsored Enterprises Risk					X
Inflation Risk	X	X	X	X	X
Interest Rate Risk				X	X
Investment Risk	X	X	X	X	X
Large Cap Risk			X	X
Liquidity Risk				X	X
Market Risk	X	X	X	X	X
Mid Cap Risk		X	X	X
Mortgage Pass-Through Securities Risk					X
Security Selection Risk	X	X	X	X	X
Small Cap Risk	X	X	X	X
U.S. Government Securities Risk				X	X
Variable and Floating Rate Securities Risk					X

Call Risk:	During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity. A Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk:	Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest, a Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and a Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

Dividend Paying Securities Risk:	Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Changes in the dividend policies of companies owned by a Fund and the capital resources available for these companies’ dividend payments may reduce the level of dividend payments and adversely affect the Fund. Dividend paying stocks also may not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Securities Risk:	Funds that invest in equity securities are subject to stock market risks and significant fluctuations in price. A Fund’s investments in equity securities may include equity securities such as ADRs, common stocks, securities convertible into U.S. common stocks (“convertible securities”), preferred stocks, REITs, rights and warrants. Investing in such securities may expose the Funds to additional risks.

• ADRs.  ADRs are receipts issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer and are publicly traded in the United States. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of an issuer of the underlying ADR. In addition, foreign companies may use different accounting and financial standards. Such events could

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negatively affect the value of a Fund’s shares. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

• Common Stock. Common stock generally is subordinate to the issuing company’s debt securities and preferred stock upon the dissolution or bankruptcy of the issuing company. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A common stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s common stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock.

• Convertible Securities. The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to general market risk, credit risk and interest rate risk.

• Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Certain preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

• REITs.  Investments in REITs are subject to the risks associated with the real estate industry, adverse governmental actions, declines in property and real estate values, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on a Fund. REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs to protect its investments. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. Investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and a Fund will indirectly bear a proportionate share of those fees and expenses.

• Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Rights and warrants can provide a greater potential for losses than an equivalent investment in the underlying security.

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Fixed Income Market Risk:	Fixed income market risk is the risk that the prices of, and the income generated by, fixed income securities held by a Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. In addition, adverse market events may lead to increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Government Sponsored Enterprises Risk:	Investments in U.S. Government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. These obligations vary in the level of support they receive from the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored enterprises if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government-sponsored enterprise bonds are also subject to market risk, credit risk and interest rate risk.

Inflation Risk:	Stocks, bonds and other securities may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower values for stocks, bonds and other securities.

Interest Rate Risk:	The market values of fixed income securities are inversely related to actual changes in interest rates. When interest rates rise, the market value of a Fund’s fixed income securities will decrease, and when interest rates decline the value of a Fund’s fixed income securities will increase. Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield, while a bond with a shorter maturity will entail less interest rate risk, but have a lower yield. If this occurs, a Fund’s net asset value may also decrease or increase, as applicable. A Fund’s fixed-income investments are subject to unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. As of the date of this prospectus. Interest rates are at or near historic lows, but may potentially rise significantly and rapidly in the future, resulting in significant losses for a Fund.

Investment Risk:	An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Large Cap Risk:	The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk:	When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, and of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. A Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Market Risk:

Markets may at times be volatile and the value of a Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived adverse political, regulatory, market, economic or other developments that may cause broad changes in

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market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Turbulence in financial markets and reduced liquidity may negatively affect many issuers worldwide which could adversely affect a Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mid Cap Risk:	Investments in mid capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, mid-cap companies may have less market liquidity than large-cap companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Mortgage Pass-Through Securities Risk:	Investments in mortgage pass-through securities are subject to market risks for fixed-income securities which include, but are not limited to, market risk, interest rate risk and credit risk. Mortgage pass through securities also are subject to prepayment risk and extension risk. When interest rates decline, borrowers tend to repay their mortgages. When this occurs, the mortgages that back these securities suffer a higher rate of prepayment. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover premiums paid for securities with higher interest rates. This could cause a decrease in a Fund’s income and share price. Extension risk is the flip side of prepayment risk. When interest rates rise, mortgage payments may decline and principal may be paid later than expected, extending the duration of these securities and the Fund may exhibit additional volatility.

Security Selection Risk:	Securities selected by the Adviser may perform differently than the overall market or may not meet the Adviser’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Small Cap Risk:	Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

U.S. Government Securities Risk:	A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. Like all bonds, U.S. Government bonds are also subject to market risk, credit risk and interest rate risk.

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Variable and Floating Rate Bond Risk:	The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. The interest rate on a floating rate bond is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Additionally, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Variable and floating rate bonds are less effective at locking in a particular yield and are subject to credit risk.

PORTFOLIO HOLDINGS INFORMATION

The Funds make available their top ten and complete portfolio holdings on their website (www.lkcmfunds.com) on a quarterly basis. The top ten and complete portfolio holdings information is available no earlier than 10 and 30 days after the end of the calendar quarter, respectively, and will remain available through at least the end of the current quarter. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. The Statement of Additional Information is available by contacting the Funds at 1-800-688-LKCM or at www.lkcmfunds.com.

MANAGEMENT

INVESTMENT ADVISER

Luther King Capital Management Corporation (the “Adviser”), 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment management services to investment companies, employee benefit plans, endowment funds, foundations, trusts, high net-worth individuals, and private investment funds. As of December 31, 2014, the Adviser had approximately $15 billion in assets under management.

Under an Investment Advisory Agreement with the Funds, each Fund pays the Adviser an advisory fee calculated by multiplying a quarterly rate (equal on an annual basis to the percentages shown below under “Contractual Fee”) by the Fund’s average daily net assets during the quarter. The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses through April 30, 2016 for the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Balanced Fund, and May 31, 2016 for the Fixed Income Fund, to the extent necessary to keep the total operating expenses for the Funds from exceeding the respective caps also shown as a percentage of average daily net assets. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated only with the consent of the Board of Trustees.

The contractual advisory fees and advisory fees paid by the Funds net of waivers for the fiscal year ended December 31, 2014 and current contractual expense caps for the Funds are as follows:

	Contractual Advisory Fee	Advisory Fee Paid	Expense Cap
Small Cap Equity Fund	0.75%	0.75%	1.00%
Small-Mid Cap Equity Fund	0.75%	0.55%	1.00%
Equity Fund	0.70%	0.58%	0.80%
Balanced Fund	0.65%	0.46%	0.80%
Fixed Income Fund	0.50%	0.45%	0.50%	*

*	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fixed Income Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

Any fee waiver or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for each Fund is available in the most recent semi-annual report to shareholders for the period ending June 30.

PORTFOLIO MANAGERS

J. Luther King, Jr., CFA, CIC, is the lead portfolio manager of the LKCM Equity Fund and oversees the investment team responsible for the LKCM Equity Fund. Mr. King is also a member of the investment teams responsible for the LKCM Small Cap Equity Fund and LKCM Small-Mid Cap Equity Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979, and has been a Trustee of the Funds since 1994. Mr. King graduated with a Bachelor of Science and a Masters of Business Administration from Texas Christian University.

Steven R. Purvis, CFA, is the lead portfolio manager of the LKCM Small Cap Equity Fund and LKCM Small-Mid Cap Equity Fund and oversees the investment team responsible for both Funds. Mr. Purvis is also a member of the investment team responsible for the LKCM Equity Fund. Mr. Purvis joined the Adviser in 1994 and serves as Principal, Vice President and Portfolio Manager.

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Mr. Purvis has been a Trustee of the Funds since 2013. Mr. Purvis graduated with a Bachelor of Science in Business Administration from the University of Missouri and a Masters of Business Administration from the University of Missouri – Kansas City.

Scot C. Hollmann, CFA, CIC, is the lead portfolio manager of the LKCM Balanced Fund and oversees the investment team responsible for the LKCM Balanced Fund. Mr. Hollmann is also a member of the investment teams responsible for the LKCM Equity Fund and LKCM Fixed Income Fund. Mr. Hollmann joined the Adviser in 1983 and serves as Principal, Vice President and Portfolio Manager. Mr. Hollmann graduated with a Bachelor of Business Administration and a Masters of Business Administration from Texas Christian University.

Joan M. Maynard is the lead portfolio manager of the LKCM Fixed Income Fund and oversees the investment team responsible for the LKCM Fixed Income Fund. Ms. Maynard joined the Adviser in 1986 and serves as Vice President and Portfolio Manager. Ms. Maynard graduated with a Bachelor of Business Administration from the University of Texas at San Antonio and a Masters of Business Administration from Texas Christian University.

Mark L. Johnson, CFA, CIC, is a member of the investment teams responsible for the LKCM Balanced Fund and LKCM Fixed Income Fund. Mr. Johnson joined the Adviser in 2002 and serves as Principal, Vice President and Portfolio Manager. Mr. Johnson graduated with a Bachelor of Arts from Duke University.

Mason D. King, CFA, is a member of the investment team responsible for the LKCM Equity Fund. Mr. King joined the Adviser in 2004 and serves as Principal, Vice President, Portfolio Manager and Analyst. Mr. King graduated with a Bachelor of Arts from Princeton University and a Masters of Business Administration from the University of Texas.

Jonathan B. Deweese, CFA, is a member of the investment team responsible for the LKCM Small Cap Equity Fund and LKCM Small-Mid Cap Equity Fund. Mr. Deweese joined the Adviser in 2003 and serves as Vice President, Portfolio Manager and Analyst. Mr. Deweese graduated with a Bachelor of Science from the University of Arkansas and a Masters of Business Administration from the University of Texas.

Benjamin M. Cowan, CFA, is a member of the investment team responsible for the LKCM Small Cap Equity Fund and LKCM Small-Mid Cap Equity Fund. Mr. Cowan joined the Adviser in 2005 and serves as Analyst. Mr. Cowan graduated summa cum laude with a Bachelor of Business Administration in Finance and Accounting at Texas Christian University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of shares of the Funds that they manage.

DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the Financial Industry Regulatory Authority, distributes the Funds’ shares.

DISTRIBUTION PLAN

The Small Cap Equity Fund (Institutional Class), Small-Mid Cap Equity Fund (Institutional Class), Equity Fund (Institutional Class), Balanced Fund, and Fixed Income Fund have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 (the “Distribution Plan”) that allows the Funds to pay distribution and service fees for the sale and distribution of their shares and for services provided to shareholders. The Distribution Plan allows the Funds to finance with Fund assets activities that promote the sale and retention of the Funds’ shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders. The Distribution Plan authorizes each Fund to pay up to 0.75% of average daily net assets for distribution and other services.

Currently, the Board of Trustees has not authorized payments under the Distribution Plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan. If the Funds were using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

PURCHASE OF SHARES

You may purchase shares of each Fund at the net asset value (“NAV”) per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange (“NYSE”) (generally 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

The Funds are offered for purchase directly from LKCM Funds, through financial intermediaries who have entered into agreements with the Funds’ distributor, and from certain other distribution channels. The policies that apply to the purchase of Fund shares directly through the Funds’ transfer agent are discussed below. If you establish an account with a broker-dealer or other financial intermediary, information on how to purchase, sell and exchange Fund shares will be provided to you by your financial intermediary. Your broker-dealer or other financial intermediary also may charge fees that are in addition to those described in this

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prospectus. Please contact your financial intermediary for information regarding how to purchase, exchange and redeem shares and applicable fees.

Through Your Financial Adviser.  You may invest in shares of a Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Funds have authorized certain broker-dealers and other financial intermediaries to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may also designate intermediaries to receive Fund orders on their behalf. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee or financial intermediary receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer or its designee or financial intermediary. Your broker-dealer or other financial intermediary is responsible for transmitting orders to be received by the Funds in proper form and in a timely manner.

By Mail.  You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Transfer Agent.

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – Fund name	LKCM Funds – Fund name
(Include Institutional Class for the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund)	(Include Institutional Class for the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Once a Fund receives and accepts your Account Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of a Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, the Funds will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 calendar days). The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept postdated checks or any conditional order or payment. Payment should be made by check in U.S. Dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Funds, as well as a service charge imposed by the Transfer Agent in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, when you open an account directly with the Funds, please note that the Transfer Agent will verify certain information on your Account Registration Form as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Broker-dealers and other financial intermediaries also are required to comply with the USA PATRIOT ACT and, as a result, may request similar information when you open an account. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-688-LKCM if you need additional assistance when completing your Account Registration Form.

If the Funds do not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

By Wire.  You may purchase shares of a Fund by wiring federal funds ($2,000 minimum). If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed Account Registration Form. You can mail or overnight deliver your Account Registration Form to the Transfer Agent. Upon receipt of your completed Account Registration Form, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern Time) in order to receive the

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same day’s NAV. Your bank must include both the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC

Account #112-952-137

For further credit to LKCM Funds

[Name of Fund], [include Institutional Class if for the Small Cap Equity, Small-Mid Cap Equity or Equity Funds]

[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

SUBSEQUENT INVESTMENTS

By Mail or Wire.  You may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted in the section entitled “Initial Investments—By Mail.” Additional investments may also be made by wire. Before sending your wire, please contact the Transfer Agent at 1-800-688-LKCM to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Instruct your bank to wire monies as outlined above.

By Telephone.  To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-688-LKCM to move money, in the amount of $1,000 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone may be recorded. Shares of the Funds will be purchased in your account at the NAV next determined after your order is placed. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

If you purchased shares of a Fund through a financial intermediary, you must contact your financial intermediary for information concerning how to effect subsequent investments in the Fund’s shares.

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program (the “Program”) permits investors that own shares of a Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. This Program provides a convenient method to have monies deducted from your checking or savings account, for investment into a Fund, on a monthly or quarterly basis. Only bank accounts held at domestic institutions that are ACH members may be used for this option. If you wish to change the amount of your investment or to terminate the Program, please contact the Transfer Agent five days prior to the effective date. Additionally, the Transfer Agent will charge a $25 fee for any payment returned. To establish the Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Program, please call 1-800-688-LKCM.

RETIREMENT PLANS AND ACCOUNTS

The Funds make available individual retirement accounts (“IRAs”), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA “Rollover Accounts,” offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans and accounts is available by calling the Funds at 1-800-688-LKCM (option 1). The Transfer Agent charges an annual fee of $15 for maintaining each plan and account, which is in addition to other fees and expenses payable to the Funds or Transfer Agent as described herein. Investors should consult with their own tax advisers before establishing a retirement plan or account.

OTHER PURCHASE INFORMATION

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

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POLICY ON PROHIBITION OF FOREIGN SHAREHOLDERS

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Funds reserve the right to close the account within 5 business days if clarifying information or documentation is not received.

UNCLAIMED PROPERTY

Your Fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified by your state’s abandoned property laws.

HOUSEHOLDING

In an effort to decrease costs, the Funds may reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If implemented, and if you would like to discontinue householding for your accounts, please call toll-free at 1-800-688-LKCM to request individual copies of these documents. Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MARKET TIMING POLICY

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV may not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The Funds are typically intended for long-term investing. Market timing by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent market timing activities in the Funds. To discourage market timing, each Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase, except on shares held in separately managed accounts of the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Funds, provided such waivers are reported to the Board of Trustees. In addition, a Fund may temporarily suspend or terminate future purchase and exchange orders by investors or groups of investors who the Funds believe have engaged in market timing practices and which may have an adverse impact on the Funds. The Funds will also terminate, without notice, the exchange privilege of any investor who, in the opinion of the Funds, uses the exchange privilege excessively.

The Funds and/or the Adviser monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Funds or the Adviser. The Transfer Agent may reject any purchase or exchange order, in whole or in part, including trading that the Funds or the Adviser believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Funds. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the efforts of the Funds or the Adviser will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Funds or the Adviser to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Funds and the Adviser attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into agreements with certain financial intermediaries that generally require them to provide the Funds with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Funds have not entered into such agreements, the Funds treat such intermediaries as individual shareholders for purposes of their market timing and redemption fee policies. However, there can be no assurance that the Funds or the Adviser will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

EXCHANGING SHARES

Exchanges of all or a portion of your investment from a Fund to another LKCM Fund may be made as long as the exchange is for the same class of shares of the other LKCM Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after

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your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee, except on shares held in separately managed accounts of the Adviser or as otherwise determined by a Fund in its discretion. The Transfer Agent charges a $5 fee for each exchange via telephone. Call the Funds to learn more about exchanges. If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

REDEMPTION OF SHARES

You may redeem shares of the Funds by contacting your financial advisor, by mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except that each Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase unless such shares are held in separately managed accounts of the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Funds, provided such waivers are reported to the Board of Trustees. If you purchased your shares through a broker-dealer or other financial intermediary, please contact your broker-dealer or financial intermediary for information regarding how to sell your shares.

By Mail.  You may redeem your shares by mailing a written request to:

By regular mail to:	By express, registered or certified mail to:
LKCM Funds – Fund name	LKCM Funds – Fund name
(Include Institutional Class for the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund)	(Include Institutional Class for the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

After your request is in “good order” the Fund will redeem your shares at the next NAV. To be in “good order,” redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

Signature Guarantees.  To protect your account, the Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees, from either a Medallion program member or a non-Medallion program member, are required for (1) redemptions where the proceeds are payable or sent to any person, address or bank account not on record, (2) share transfer requests, and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 calendar days. In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature guarantee requirement at their discretion.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. Please contact the Funds at 1-800-688-LKCM (option 1) for further details.

By Telephone.  If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the ACH network to your

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predetermined bank account. Other redemption fees may be applicable. See the section titled “Other Redemption Information” below. The Transfer Agent imposes a $15 fee for each wire redemption. There is no charge for an electronic funds transfer, however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed in the section entitled “Redemption of Shares – By Mail.” The investor must sign such requests. Further documents and signature verifications may be required.

The Funds reserve the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify or provide certain personal identification information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

30-Day Redemption Fee.  If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. For purposes of applying the fee, the first day of the holding period is trade date plus one. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. The redemption fee will not apply to shares of the Funds held in accounts separately managed by the Adviser. The redemption fee may be waived with the approval of the Board of Trustees. The redemption fee also may be waived by the Adviser or an officer of the Funds, provided such waivers are reported to the Board of Trustees. Transactions in shares of the Funds by financial intermediaries with whom the Funds do not have information sharing agreements in place may be subject to the redemption fee. The redemption fee will be retained by a Fund for the benefit of its shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through the Automatic Investment Program.

Other Redemption Information.  Payment of the redemption proceeds will normally be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days. Shareholders can avoid this delay by utilizing the wire purchase option.

Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

The Funds may suspend the right of redemption or postpone redemptions when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund’s NAV being redeemed. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.

TRANSFER OF REGISTRATION

The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request with signature(s) guaranteed must be received in “good order.”

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and the Adviser may make payments to financial intermediaries in connection with the promotion and sale of shares of the Funds and as compensation for shareholder-related services, including administrative, sub-transfer agency, recordkeeping and shareholder communications services. The Funds and the Adviser may also pay such compensation to make shares of the Funds available to investors through fund platforms, supermarkets or similar programs or for services provided in connection with such platforms, supermarkets and programs. These payments generally benefit the Funds by providing applicable financial intermediaries with an incentive to recommend sales of shares of the Funds over other potential investments.

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The Funds and the Adviser may compensate financial intermediaries differently depending upon the level and type of services provided by such financial intermediaries. The compensation paid to a financial intermediary may be based on a variety of factors, including average net assets of the applicable Fund distributed and/or serviced by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. Compensation paid by a Fund for distribution-related expenses are made from the Fund’s Rule 12b-1 fees. Compensation paid by the Adviser or its affiliates includes amounts from the Adviser’s or its affiliates’ own resources and constitute what is sometimes referred to as “revenue sharing.”

Any compensation received by a financial intermediary, whether from the Funds or the Adviser, and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend shares of the Funds over other potential investments. You should ask your financial intermediary for details about any such payments it receives from the Funds or the Adviser, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

VALUATION OF SHARES

Calculation of NAV.  The NAV per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange of which the security is primarily traded. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and asked price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price on the exchange on which the security is primarily traded. Equity securities for which market quotations are not readily available are valued at fair value in accordance with policies and procedures adopted by the Board of Trustees.

Fixed income securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Fixed income securities for which market quotations or matrix pricing are not readily available are valued at fair value in accordance with policies and procedures adopted by the Board of Trustees.

Fair Value Procedures for the Funds.  The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith if, among other things, the Adviser determines that (i) closing prices of foreign securities do not reflect their fair market value due to events that occur between the closing of foreign markets and the time at which a Fund calculates its NAV, (ii) trading in a security is halted and does not resume prior to the closing of the exchange or other market on which such security normally trades, or (iii) the price for such security provided by the Funds’ independent pricing services appears invalid, is not readily available, or otherwise provides a valuation that in the judgment of the Adviser does not represent the fair market value of such security. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the Funds’ NAVs are calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their NAVs. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time as of which NAV is calculated. Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The Small Cap Equity, Small-Mid Cap Equity and Equity Funds intend to declare and pay income dividends at least on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. A Fund may make an additional distribution if necessary to avoid federal income or excise taxes or as otherwise approved by the Board of Trustees.

Dividends and other distributions, if any, will automatically be paid in additional shares of the distributing Fund unless the shareholder elects otherwise. Such election must be made in writing or by calling the Funds. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions.

TAXES

Dividends, whether paid in cash or reinvested in additional shares, from a Fund’s net investment income, the excess of its net short-term capital gain over its net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to its shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except as noted in the following sentence. A Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy those restrictions with respect to the shares on which the Fund dividends were paid at the lower rates for long-term capital gains – a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually). A portion of a Fund’s dividends—not exceeding the aggregate dividends it receives from domestic corporations only—also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of a Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

Distributions to non-corporate shareholders of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if a Fund makes a certain election, any such excess that is retained by the Fund), will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above; capital gain distributions to corporate shareholders are subject to federal income tax at the same maximum rate as ordinary income, 35%. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in the Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by a Fund.

Any dividends and other distributions a Fund declares in the months of October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain a non-corporate shareholder recognizes on a redemption of Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum rates mentioned above. In addition, if shares of a Fund are bought (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

Each Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from each Fund’s dividends and capital gain distributions otherwise payable to a non-corporate shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

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An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A shareholder’s basis in shares of a Fund that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. Each Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares. See “Taxation” in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Dividends and other distributions each Fund declares, as well as redemption proceeds, may also be subject to state and local taxes.

The foregoing summarizes some of the important federal income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should see the SAI for further information regarding the tax effects of investing in the Funds and consult their tax advisers with specific reference to their own tax situation.

INDEX DESCRIPTIONS

The Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. A direct investment in an index is not possible.

The Lipper Large-Cap Core Funds Index is an index of large cap core mutual funds tracked by Lipper, Inc. A direct investment in an index is not possible.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. A direct investment in an index is not possible.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an index of short intermediate investment grade mutual funds tracked by Lipper, Inc. A direct investment in an index is not possible.

The Lipper Small-Cap Core Funds Index is an index of small cap core mutual funds tracked by Lipper, Inc. A direct investment in an index is not possible.

The Russell 2000® Index is an unmanaged index comprised of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. A direct investment in an index is not possible.

The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. A direct investment in an index is not possible.

The S&P 500® Index is an unmanaged capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500® Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible.

36

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand each Fund’s financial performance for the past five years or since a Fund’s inception date if that is less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements and financial highlights which have been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements and financial highlights, is incorporated by reference in the SAI and included in the annual report for the year ended December 31, 2014, which is available free of charge upon request.

	LKCM SMALL CAP EQUITY FUND – Institutional Class

	Year Ended December 31,
	2014		2013		2012	2011		2010
Net Asset Value – Beginning of Period	$28.33		$22.69		$22.45	$21.49		$16.16

Net investment income (loss)	(0.06	)(1)	(0.06	)(2)	0.13 (1)	(0.08	)(1)	(0.07	)(1)
Net realized and unrealized gain (loss) on investments	(0.77)		8.02		2.01	1.04		5.40

Total from investment operations	(0.83)		7.96		2.14	0.96		5.33

Dividends from net investment income	—		—		(0.13)	—		—
Distributions from net realized gains	(3.45)		(2.32)		(1.77)	—		—

Total dividends and distributions	(3.45)		(2.32)		(1.90)	—		—

Net Asset Value – End of Period	$24.05		$28.33		$22.69	$22.45		$21.49

Total Return	(3.11)%		35.11%		9.74%	4.47%		32.98%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$840,631		$1,047,607		$819,985	$785,280		$690,511
Ratio of expenses to average net assets	0.94%		0.95%		0.94%	0.95%		0.96%
Ratio of net investment income (loss) to average net assets	(0.21)%		(0.23)%		0.53%	(0.33)%		(0.38)%
Portfolio turnover rate(3)	60%		47%		49%	50%		57%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

37

	LKCM SMALL-MID CAP EQUITY FUND – Institutional Class

	Year Ended December 31,						May 2, 2011(1) through December 31, 2011
	2014		2013		2012
Net Asset Value – Beginning of Period	$12.97		$9.68		$8.86		$10.00

Net investment loss	(0.08	)(2)	(0.06	)(3)	(0.03	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	(0.48)		3.35		0.85		(1.12)

Total from investment operations	(0.56)		3.29		0.82		(1.14)

Distributions from net realized gains	(0.31)		—		—		—

Net Asset Value – End of Period	$12.10		$12.97		$9.68		$8.86

Total Return	(4.39)%		33.99%		9.26%		(11.40)%	(4)
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$391,668		$366,423		$250,164		$23,755
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.20%		1.18%		1.18%		2.14%	(5)
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%	(5)
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.82)%		(0.77)%		(0.50)%		(1.55)%	(5)
After expense waiver and/or reimbursement	(0.62)%		(0.59)%		(0.32)%		(0.41)%	(5)
Portfolio turnover rate	72%		49%		56%		36%

(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.

	LKCM EQUITY FUND – Institutional Class

	Year Ended December 31,
	2014	2013(1)	2012	2011	2010
Net Asset Value – Beginning of Period	$22.44	$17.62	$15.34	$15.18	$13.02

Net investment income	0.17	0.14 (2)	0.14 (2)	0.11 (2)	0.08
Net realized and unrealized gain on investments	1.28	5.27	2.27	0.39	2.24

Total from investment operations	1.45	5.41	2.41	0.50	2.32

Dividends from net investment income	(0.16)	(0.12)	(0.12)	(0.10)	(0.08)
Distributions from net realized gains	(0.92)	(0.47)	(0.01)	(0.24)	(0.08)

Total dividends and distributions	(1.08)	(0.59)	(0.13)	(0.34)	(0.16)

Net Asset Value – End of Period	$22.81	$22.44	$17.62	$15.34	$15.18

Total Return	6.40%	30.74%	15.69%	3.30%	17.77%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$333,692	$323,932	$161,129	$102,548	$72,370
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.92%	0.93%	0.96%	0.99%	1.04%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.59%	0.53%	0.69%	0.54%	0.39%
After expense waiver and/or reimbursement	0.71%	0.66%	0.85%	0.73%	0.63%
Portfolio turnover rate	14%	17%	12%	20%	23%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

38

	LKCM BALANCED FUND

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value – Beginning of Period	$19.63	$16.11	$14.53	$14.25	$13.09

Net investment income	0.24	0.17	0.19	0.17	0.18
Net realized and unrealized gain on investments	0.94	3.55	1.58	0.28	1.16

Total from investment operations	1.18	3.72	1.77	0.45	1.34

Dividends from net investment income	(0.24)	(0.17)	(0.19)	(0.17)	(0.18)
Distributions from net realized gains	(0.47)	(0.03)	—	—	—

Total dividends and distributions	(0.71)	(0.20)	(0.19)	(0.17)	(0.18)

Net Asset Value – End of Period	$20.10	$19.63	$16.11	$14.53	$14.25

Total Return	5.99%	23.18%	12.20%	3.16%	10.31%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$37,028	$35,332	$21,800	$18,560	$16,486
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	1.04%	1.10%	1.14%	1.25%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.02%	0.72%	0.91%	0.83%	0.89%
After expense waiver and/or reimbursement	1.21%	0.96%	1.21%	1.17%	1.34%
Portfolio turnover rate	20%	10%	15%	34%	13%

	LKCM FIXED INCOME FUND

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value – Beginning of Period	$10.91	$11.23	$11.04	$11.03	$10.85

Net investment income	0.22	0.27	0.34	0.37	0.40
Net realized and unrealized gain (loss) on investments	(0.03)	(0.26)	0.25	0.09	0.22

Total from investment operations	0.19	0.01	0.59	0.46	0.62

Dividends from net investment income	(0.22)	(0.27)	(0.34)	(0.37)	(0.40)
Distributions from net realized gains	(0.06)	(0.06)	(0.06)	(0.08)	(0.04)

Total dividends and distributions	(0.28)	(0.33)	(0.40)	(0.45)	(0.44)

Net Asset Value – End of Period	$10.82	$10.91	$11.23	$11.04	$11.03

Total Return	1.72%	0.07%	5.44%	4.22%	5.82%
Ratios and Supplemental Data:
Net assets, end of period (thousands)	$222,704	$221,104	$205,880	$178,116	$162,353
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.70%	0.72%	0.71%	0.72%	0.73%
After expense waiver and/or reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.92%	2.34%	2.98%	3.31%	3.55%
After expense waiver and/or reimbursement	1.97%	2.41%	3.04%	3.38%	3.63%
Portfolio turnover rate	46%	30%	31%	24%	20%

39

LKCM FUNDS

For more information

You may obtain the following and other information on the LKCM Funds free of charge:

Annual and Semi-Annual Reports to Shareholders

The annual and semi-annual reports provide the Funds’ most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) dated May 1, 2015

The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management.

To receive any of these documents free of charge or make inquiries to the Funds:

By Telephone:

1-800-688-LKCM

By Mail:

LKCM Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

From the Funds’ Website:

You can access the Funds’ SAI, Annual Report and Semi-Annual Reports on the Funds’ website at: www.lkcmfunds.com

On the Internet:

Electronic versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at: www.sec.gov

From the SEC:

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Investment Company Act File # 811-08352

LKCM FUNDS

LKCM SMALL CAP EQUITY FUND

Adviser Class (LKSAX)

Institutional Class (LKSCX)

LKCM SMALL-MID CAP EQUITY FUND

Adviser Class (LKSDX)

Institutional Class (LKSMX)

LKCM EQUITY FUND

Adviser Class (LKEAX)

Institutional Class (LKEQX)

LKCM BALANCED FUND (LKBAX)

LKCM FIXED INCOME FUND (LKFIX)

301 COMMERCE STREET, SUITE 1600

FORT WORTH, TEXAS 76102

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

(as supplemented on May 22, 2015)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each of the above series of LKCM Funds (each a “Fund” and collectively the “Funds”) dated May 1, 2015, as such Prospectuses may be supplemented or revised from time to time. A copy of the Prospectuses may be obtained without charge by calling the Funds at (800) 688-LKCM or by visiting www.lkcmfunds.com.

The Funds’ audited financial statements for the year ended December 31, 2014 are incorporated herein by reference to the Funds’ 2014 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds at (800) 688-LKCM or by visiting www.lkcmfunds.com.

In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information (“SAI”) and the Prospectuses. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.

Luther King Capital Management Corporation (the “Adviser”) serves as the investment adviser for the Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds.

i

FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

The LKCM Funds (the “Trust”) is an open-end, diversified, management investment company. Each Fund is a diversified and separate series of the Trust, a Delaware statutory trust that was established by a Declaration of Trust dated February 10, 1994 (as amended, the “Declaration of Trust”). The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series. Currently, the Trust offers eight series, five of which are the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund, Balanced Fund and Fixed Income Fund (each a “Fund” and collectively the “Funds”) and described more fully herein. The Small Cap Equity, Small-Mid Cap Equity and Equity Funds offer two classes of shares — the Institutional Class and the Adviser Class. The Balanced Fund and the Fixed Income Fund offer only Institutional Class shares.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series (the proceeds of which would be invested in separate, independently managed funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series only and would be subject to the liabilities related thereto.

The Trustees have authorized the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes will have an interest in the same Fund’s assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in the shareholder’s name on the books of a Fund.

The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies. The Trust will assist in shareholder communication in such matters to the extent required by law.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), which details the attributes of the Institutional and Adviser Classes of the Small Cap Equity, Small-Mid Cap Equity and Equity Funds. Generally, Adviser Class shares are subject to a Rule 12b-1 fee, as described in the Adviser Class Prospectus. Shares of the Institutional Class are not subject to a Rule 12b-1 fee at this time. More information regarding the Rule 12b-1 Plans can be found under the sub-heading “Distribution Plans.”

SHAREHOLDER AND TRUSTEE LIABILITY

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

INVESTMENT LIMITATIONS

ALL FUNDS

In addition to the Funds’ investment objectives as set forth in the Prospectuses, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed without the approval of a majority of a Fund’s outstanding voting securities. As used herein, a “majority of a Fund’s outstanding voting securities” means the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, each Fund will not:

(1)	invest in physical commodities or contracts on physical commodities;

(2)	purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

(3)	make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) with respect to the Small Cap Equity, Small-Mid Cap Equity, Balanced and Fixed Income Funds, by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

(4)	with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

(5)	with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

(6)	borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) with respect to the Small Cap Equity, Small-Mid Cap Equity, Balanced and Fixed Income Funds in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Small Cap Equity, Small-Mid Cap Equity, and Equity Funds cannot buy additional securities if they borrow more than 5% of their total assets;

(7)	underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities);

(8)	acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

(9)	issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur; (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the investment or a Fund’s assets will not require the sale of securities.

The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

(1)	purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

(2)	pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

(3)	invest more than an aggregate of 15% of the net assets of a Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options;

(4)	invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations, or except as may otherwise be permitted by the 1940 Act;

(5)	write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

(6)	with respect to each of the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Fixed Income Fund, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described in detail in the summary prospectuses under the caption “Principal Investment Strategies” and in the statutory prospectuses under the caption “Additional Information Regarding the Investment Objectives and Principal Investment Strategies of the Funds.” These sections provide a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a Fund is that its returns will fluctuate and you could lose money. Past events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience volatility and turmoil.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

EQUITY RELATED SECURITIES

The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and debt securities convertible into or exchangeable for common stock or other equity securities.

Common Stocks.    Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the particular company, such as currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Preferred Stock.    Preferred stock generally offers a stated dividend rate payable from the corporation’s earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Warrants and Rights.    Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities.    A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, may entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Securities Subject To Reorganization.    The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

ADRs.    The Adviser does not consider ADRs to be foreign securities when calculating the Fund’s foreign securities limitations, but such securities may be subject to many of the same risks as foreign securities. The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency. The issuers of unsponsored depositary receipts generally are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Real Estate Investment Trusts.    The Funds may invest in shares of REITs. Equity REITs invest in income-producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development, and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts and associations otherwise taxable as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Internal Revenue Code of 1986, as amended. To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” (which includes all net capital gains) and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income. The failure of a company to qualify as a REIT under federal tax law may have an adverse impact on a Fund. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of federal tax treatment as a REIT will also affect an individual REIT’s after-tax performance.

REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. REITs are pooled investment vehicles with their own fees and expenses and a Fund will indirectly bear its proportionate share of those fees and expenses.

FOREIGN SECURITIES

The Funds may invest in securities of foreign issuers. The Balanced Fund may invest up to 10% of its total assets in foreign securities. Investing in foreign issuers involves certain special considerations that are not typically associated with investing in securities of U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund and certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in a Fund.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds’ foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value, especially for emerging market securities.

Certain foreign governments levy withholding or other taxes against dividend and interest income paid by citizens or corporations operating therein to investors from other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of those taxes will reduce a Fund’s income received from an issuer subject thereto.

FIXED INCOME SECURITIES

The fixed income securities in which the Funds may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and securities issued by domestic or foreign corporations and other entities. The Fixed Income Fund invests under normal circumstances at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities and U.S. Government fixed income securities.

Recent Fixed Income Market Events.    The U.S. government has implemented various measures designed to stabilize the U.S. economy in recent years, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies and instrumentalities on the open market (quantitative easing). Because the Board of Governors of the Federal Reserve System has ended quantitative easing and may raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance.

Ratings.    As noted above, all of the Funds may invest in various fixed income securities, including fixed income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization (“NRSRO”), such as Standard & Poor’s (“S&P”) or Moody’s Investor Services Inc. (“Moody’s”), or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed income securities include:

•	Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

•	Bonds or bank obligations rated in one of the four highest categories (such as BBB- or higher by S&P);

•	Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S&P); and

•	Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S&P).

Investment grade fixed income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security’s rating falls below that required at the time of purchase, the Adviser will consider what action, if any, should be taken consistent with the Fund’s investment objective. Additional information concerning securities ratings is contained in Appendix A to this SAI.

U.S. Government Agency Securities.    U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government may provide financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will do so, since it is not so obligated by law. U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations.    U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (principal or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Investment Grade Fixed Income Securities.    The Funds may invest in fixed income securities of domestic or foreign issuers (corporate bonds, debentures, notes and other similar corporate debt instruments) rated as investment grade at the time of purchase by a NRSRO.

Even fixed income securities rated investment grade by a NRSRO possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating fixed income securities in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit ratings may not be correct and credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. Changes in economic conditions or other circumstances may lead to a weakened capacity of the issuer to make principal and interest payments on such securities.

The Funds will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality fixed income securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality fixed income securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of fixed income securities will adversely affect the net asset values of Funds that invest in such securities. As of the date of this SAI, interest rates are at or near historic lows, which may increase the Funds’ exposure to the risks associated with rising interest rates. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the ability to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Variable and Floating Rate Obligations.    The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are generally less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Non-Investment Grade Fixed Income Securities.    The Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”). The Small Cap Equity, Small-Mid Cap Equity, Equity and Balanced Funds may only invest up to 5% of their respective total assets in non-investment grade fixed income securities. Investments in such securities are inherently speculative. The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by an NRSRO does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of non-investment grade securities generally go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income securities generally will decline. The values of non-investment grade securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of non-investment grade securities. Changes by NRSROs in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.

Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Mortgage Pass-Through Securities.    The Balanced and Fixed Income Funds may invest in residential or commercial mortgage pass-through securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-

through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government, one of its agencies or instrumentalities or a government sponsored enterprise, such as Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

The FHFA and the U.S. Treasury have imposed strict limits on the size of FNMA and FHLMC’s mortgage portfolios. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC remains in question as the U.S. Government considers multiple options.

Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

WHEN-ISSUED SECURITIES

The Small Cap Equity, Small-Mid Cap Equity, Balanced and Fixed Income Funds may purchase securities on a “when-issued” basis. In buying “when-issued” securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a “when-issued” transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. When a Fund purchases securities on a when-issued basis, it will maintain with its custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund’s investment commitment to the settlement of the purchase.

INITIAL PUBLIC OFFERINGS

The Small Cap Equity, Small-Mid Cap Equity, Equity and Balanced Funds may invest in initial public offerings (“IPOs”) if the market capitalization of the issuer falls within or exceeds certain thresholds determined by the Adviser from time to time, and the Adviser otherwise determines participation to be appropriate and in accordance with the Adviser’s policy. By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments.

Pursuant to the Adviser’s Allocation and Aggregation Policy, the Small Cap Equity, Small-Mid Cap Equity, Equity and Balanced Funds generally will be eligible to participate on a rotating basis in any applicable IPOs that may come available to eligible clients of the Adviser.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

Illiquid Investments.    Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser and the Funds’ administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include restricted securities, other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any of the Funds were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity.

Restricted Securities.    Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Private Placement Offerings.    The Small Cap Equity, Small-Mid Cap Equity, Balanced and Fixed Income Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the “private placement” exemption from registration afforded by Section 4(2) or Regulation D of the Securities Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, exchange-traded funds (“ETFs”), exchange-traded notes, and unit investment trusts. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations, and are indirectly exposed to the risks of the investments held by the other investment company. These other fees and expenses would be reflected as Acquired Fund Fees and Expenses and would be included in the Fees and Expenses Table in the Prospectuses, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities or a Fund may have to sell such investments at a discount to the issuer’s portfolio securities.

In July 2014, the SEC adopted additional amendments to money market fund regulations (“2014 Amendments”). In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund in the 2014 Amendments to adopt a floating NAV per share (similar to all other non-money market mutual funds), instead of using a $1.00 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the money market funds in which the Funds may invest is unclear; however, any changes to an underlying money market fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect a money market fund’s yield and return potential. The 2014 Amendments have varying effective dates through October 2016.

SECURITIES LENDING

The Small Cap Equity, Small-Mid Cap Equity, Balanced and Fixed Income Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending would allow a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans would be made only to parties deemed by the Adviser to be of good standing. In addition, they would only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk. Such loans would not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets (including the value of all assets received as collateral for the loan). The Funds do not currently engage in securities lending activities.

TEMPORARY INVESTMENTS

The temporary investments that the Funds may make include:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in foreign securities discussed previously. Although the Adviser carefully considers these factors when making investments, the Funds do not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

(2) Commercial paper which at the time of purchase is rated in the highest rating category by a NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

(3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

(4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue; and

(5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others.

REGULATORY EVENTS.

The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken and continue to consider actions in response to economic events. Given the broad scope, sweeping nature, and continuing enactment of various statutes and regulatory measures, the potential impact they could have on securities held by a Fund currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. There is a risk that policy changes by the U.S Government and/or Federal Reserve, such as rising interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. The effect of any such actions, if taken, cannot be known.

CYBERSECURITY.

The Funds are susceptible to operational, information security and related risks. Cyber security failures, breaches or incidents can result from deliberate attacks or unintentional events, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds believe their service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. A Fund and its shareholders could be negatively impacted as a result.

TRUSTEES AND OFFICERS OF THE LKCM FUNDS

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board. The Board met four times during the fiscal year ended December 31, 2014.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Adviser, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Funds’ CCO and senior officers of the Adviser regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from the Adviser with respect to the Funds’ investments. In addition to regular reports from the Adviser, the Board also receives reports regarding other service providers to the Trust, either directly or through the Adviser or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Adviser in connection with the Board’s consideration of the renewal of the Trust’s advisory agreement with the Adviser and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Audit and Compliance Committee on Fund valuation matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute two-thirds of the Board. H. Kirk Downey, an Independent Trustee, serves as Chairman of the Board. As Chairman, Mr. Downey’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. As Chairman, Mr. Downey also performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its independent Chairman and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held in public companies during the past five years.

Independent Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	8	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	8	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	8	Red Robin Gourmet Burgers, Inc.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1953	Trustee	Since 2013	C. R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	8	None

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

Interested Trustees
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	8	None

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered to be an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

H. Kirk Downey:    Mr. Downey has extensive organizational and business experience as president and chief executive officer of a private company, service as the dean of a private university’s business school, service as the non-executive chairman of the board of a publicly held corporation, and multiple years of service as a Trustee.

Earle A. Shields, Jr.:    Mr. Shields has extensive experience in the investment management industry as a consultant for a financial services industry corporation, service as vice president for a global financial services firm, service as a member to numerous charitable boards, and multiple years of service as a Trustee.

Richard J. Howell:    Mr. Howell has extensive audit and business experience as a certified public accountant, service as a partner in a global accounting firm, service as a faculty member at a private university’s business school, service as a director of a publicly held corporation and multiple years of service as a Trustee.

J. Luther King, Jr.:    Mr. King has extensive experience in the investment management industry as chairman, president and director of an investment management firm, service on the board of numerous public and private corporations and foundations, and multiple years of service as a Trustee.

Steven R. Purvis:    Mr. Purvis has extensive experience as principal of an investment management firm and service as a portfolio manager, director of research and senior analyst.

Larry J. Lockwood:    Mr. Lockwood has extensive experience in finance as professor of finance at the business school of a private university and service as a chartered financial analyst, business consultant and lecturer.

The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2014:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust Complex(1)
Interested Trustees
J. Luther King, Jr.	$0	$0	$0	$0
Steven R. Purvis	$0	$0	$0	$0

Disinterested Trustees
H. Kirk Downey	$72,000	$0	$0	$72,000
Richard J. Howell	$68,000	$0	$0	$68,000
Earle A. Shields, Jr.	$57,500	$0	$0	$57,500
Larry J. Lockwood	$62,000	$0	$0	$62,000

(1)	There are currently eight Funds comprising the Trust, three of which are offered in a separate Prospectus and SAI.

The Independent Trustees receive an annual retainer of $40,000, with the Chairman of the Board receiving an additional $10,000 retainer and the Chairman of the Audit and Compliance Committee receiving an additional $6,000 retainer. Each Independent Trustee also receives a meeting fee of $4,500 for each Board meeting attended in person and a meeting fee of $2,000 for each telephonic meeting, and is reimbursed for their reasonable out of pocket expenses incurred in attending Board meetings. Independent Trustees may also receive a meeting fee for each Board committee meeting attended in person or by telephone if so determined by the chairman of the applicable Board committee.

Board Ownership in the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all Funds in the Trust overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2014. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

Key

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Name of Trustee	Small Cap Equity Fund	Small-Mid Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	Aggregate Dollar Range of Equity Securities in Trust Complex(1)
H. Kirk Downey, Independent Trustee	A	A	D	E	A	E
Richard J. Howell, Independent Trustee	D	C	C	A	C	E
Earle A. Shields, Jr. Independent Trustee	E	A	A	A	A	E
Larry J. Lockwood Independent Trustee	A	A	C	A	A	C
J. Luther King, Jr.(2) Interested Trustee, President and Chief Executive Officer	E	A	E	A	A	E
Steven R. Purvis(2) Interested Trustee, Vice President	E	E	A	A	A	E

(1)	There are currently eight Funds comprising the Trust, three of which are offered in a separate Prospectus and SAI.
(2)	Messrs. King and Purvis are Principals of the Adviser and participants in the Adviser’s profit sharing plan, each of which own shares of the Funds as indicated under “Portfolio Managers – Ownership of Securities.”

Board Committees

Audit and Compliance Committee.    The Trust has an Audit and Compliance Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The members of the Audit and Compliance Committee are Independent Trustees. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance. The Audit and Compliance Committee met three times during the fiscal year ended December 31, 2014.

Nominating Committee.    The Trust has a Nominating Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee met one time during the fiscal year ended December 31, 2014.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Qualified Legal Compliance Committee.    The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Downey, Howell, Shields and Lockwood. The members of the Qualified Legal Compliance Committee are Independent Trustees. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2014.

The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust are identified in the following table, which provides information as to their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and, for officers who also serve as Trustees, other directorships held in public companies during the past five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	8	Tyler Technologies, Inc.
Steven R. Purvis(1) 301 Commerce Street	Trustee	Since 2013	Principal, Luther King Capital	8	None
Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1964	Vice President	Since 2000	Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.	N/A	N/A
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.	N/A	N/A
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, Texas 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.	N/A	N/A

(1)	Messrs. King and Purvis are each considered to be an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a Fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of March 31, 2015, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds.

PRINCIPAL SHAREHOLDERS

SMALL CAP EQUITY FUND – Institutional Class

Name and Address	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	9,165,772	28.07%	27.61%	Record

Name and Address	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	8,085,313	24.76%	24.31%	Record
Merrill Lynch Pierce Fenner & Smith Inc. For The Exclusive Benefit Of Its Customers Attn: Service Team 4800 Deer Lake Drive East, Floor 2 Jacksonville, FL 32246	1,649,424	5.05%	4.96%	Record

PRINCIPAL SHAREHOLDERS

SMALL CAP EQUITY FUND – Adviser Class

Name and Address	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
JPMorgan Chase FBO Atlantic Southeast Airlines, Inc. 11500 Outlook Street Overland Park, KS 66211	37,189	6.20%	0.11%	Record
Wilmington Trust RISC as Trustee FBO Wood Group Supply Retirement Plan P.O. Box 52129 Phoenix, AZ 85072	36,387	6.07%	10.90%	Record
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	378,709	63.21%	1.14%	Record
National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	127,650	21.34%	0.38%	Record

PRINCIPAL SHAREHOLDERS

SMALL-MID CAP EQUITY FUND – Institutional Class

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
USAA Federal Savings Bank For The Exclusive Benefit Of Its Customers P.O. Box 690827 San Antonio, TX 78269	1,405,406	5.19%	Record

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	21,730,014	80.20%	Record
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	3,078,722	11.36%	Record

PRINCIPAL SHAREHOLDERS

EQUITY FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
SEI Private Trust Co. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds c/o Frost National Bank One Freedom Valley Drive Oaks, PA 19456	1,047,559	7.41%	Record
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	7,012,391	49.60%	Record
National Financial Services LLC For The Exclusive Benefit Of Its Customers Attn: Mutual Funds Department 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310	1,488,258	10.53%	Record
Luther King Capital Management Corporation Profit Sharing Plan 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	922,353	6.5%	Beneficial

PRINCIPAL SHAREHOLDERS

BALANCED FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	1,010,603	54.19%	Record

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Pershing LLC For The Exclusive Benefit Of Its Customers P.O. Box 2052 Jersey City, NJ 07303	95,002	5.09%	Record
Luther King Capital Management Corporation Profit Sharing Plan 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	292,923	15.75%	Beneficial
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	128,048	6.9%	Beneficial

PRINCIPAL SHAREHOLDERS

FIXED INCOME FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
SEI Private Trust Co. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds c/o Frost National Bank One Freedom Valley Drive Oaks, PA 19456	5,765,528	27.93%	Record
Strafe & Co. For The Exclusive Benefit Of Its Customers P.O. Box 6924 Newark, DE 19714	1,127,114	5.46%	Record
Charles Schwab & Co., Inc. For The Exclusive Benefit Of Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	7,559,471	36.62%	Record
Community Foundation of North Texas c/o Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	1,476,452	7.2%	Beneficial
Moncrief Cancer Foundation c/o Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	1,127,114	5.5%	Beneficial

Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds. No shareholder information is provided for the Small-Mid Cap Equity Fund – Adviser Class or the Equity Fund – Adviser Class as these classes had not commenced operations as of the date of this SAI.

PROXY VOTING PROCEDURES

The Funds have delegated their authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Adviser’s proxy voting policies are summarized below.

GENERAL

The Adviser’s Chief Compliance Officer (“Adviser CCO”) is responsible for monitoring the proxy voting process, including engaging and overseeing any third-party vendor retained to review, monitor, or vote proxies.

The Adviser has engaged Institutional Shareholder Services, Inc. (“ISS”) as its voting delegate to:

(1)	research and make voting determinations in accordance with the policies and procedures described herein;

(2)	vote and submit proxies in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

The Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Voting Guidelines in effect at the time of voting (as applicable, the “ISS Voting Guidelines”). The Adviser will periodically review the ISS Voting Guidelines, including any significant changes or updates thereto. In connection with such reviews, the Adviser may determine that it is not in the best interest of the Funds to vote proxies in accordance with the ISS Voting Guidelines on certain matters. In such event, the Adviser will follow the procedures below in connection with voting any such proxies contrary to the ISS Voting Guidelines.

In the event the ISS Voting Guidelines do not address how a proxy should be voted, the Adviser will vote the proxy in accordance with ISS recommendations. If ISS refrains from making any such recommendations, the Adviser will vote the proxy consistent with the Fund’s best interest. Prior to voting any proxies in the absence of ISS recommendations, however, the Adviser CCO will determine whether any material conflict of interest may exist between the Adviser and the Fund with respect thereto. If the Adviser CCO determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

There may be circumstances under which the Adviser believes that it is in the best interest of a Fund to vote proxies in a manner inconsistent with the ISS Voting Guidelines or ISS recommendations. Prior to voting any proxies inconsistent with the ISS Voting Guidelines or ISS recommendations, however, the Adviser CCO will determine whether any material conflict of interest may exist between the Adviser and the Fund with respect thereto. If the Adviser CCO determines that any such material conflict of interest may exist, the Adviser will follow the procedures below in connection with the voting of such proxies.

The Adviser maintains records relating to the implementation of its proxy voting policies and procedures, including, but not limited to, (i) records of each vote cast, which ISS maintains on the Adviser’s behalf, and (ii) documents considered or prepared by the Adviser that are material in making a decision to vote proxies on behalf of a Fund or that memorialize the basis for that decision.

CONFLICTS OF INTEREST

The Adviser periodically reviews ISS’ conflicts of interest policy and code of ethics, which address conflicts of interest that could arise in connection with proxy advisory services provided by ISS or its affiliates. The Adviser believes that ISS’ conflicts of interest policy and code of ethics contain policies and procedures that are reasonably designed to minimize any such potential conflicts of interest.

In the event that the Adviser or the Adviser CCO determines that voting a proxy may present a material conflict of interest between the Adviser and the Fund, the Adviser will (1) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the ISS Voting Guidelines or ISS recommendations, as applicable, (2) disclose such conflict of interest to the Board of Trustees and obtain written direction from the Board as to how to vote the proxy, (3) suggest that the Board engage another party to determine how to vote the proxy, or (4) engage another independent third party to determine how to vote the proxy.

Notwithstanding the foregoing, the Adviser must vote proxies in the best interest of the Funds when material conflicts of interest may exist with respect thereto. The Adviser believes that these policies and procedures are reasonably designed to address material conflicts of interest that may arise between the Adviser and the Funds as to the manner in which proxies are voted.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 688-LKCM or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are currently available by calling (800) 688-LKCM and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The investment adviser of the Funds is Luther King Capital Management Corporation a Delaware corporation controlled by J. Luther King, Jr. (the “Adviser”). The Adviser’s parent company is Southwest JLK Corporation, a Texas corporation of which Mr. King is the majority owner and controlling shareholder. Mr. King is a member of the Board of Trustees and President, Chief Executive Officer and Portfolio Manager of the Trust. Under an Investment Advisory Agreement (the “Agreement”) with the Funds, the Adviser manages the investment and reinvestment of the Funds’ assets, subject to the control and supervision of the Board of Trustees. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds’ purchase and sale orders. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, the Adviser has contractually agreed to waive its advisory fees and/or reimburse the Funds through April 30, 2016 for applicable share classes of the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Balanced Fund, and May 31, 2016 for the Fixed Income Fund, to limit the total annual operating expenses of the Funds from exceeding the respective caps as shown in the following table. This expense limitation excludes interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

The advisory fees and expense caps for the current fiscal year are as follows:

	Advisory Fee	Cap on Total Annual Operating Expenses
Small Cap Equity Fund – Institutional Class	0.75%	1.00%
Small Cap Equity Fund – Adviser Class	0.75%	1.25%
Small-Mid Cap Equity Fund – Institutional Class	0.75%	1.00%
Small-Mid Cap Equity Fund – Adviser Class	0.75%	1.25%
Equity Fund – Institutional Class	0.70%	0.80%
Equity Fund – Adviser Class	0.70%	1.05%
Balanced Fund	0.65%	0.80%
Fixed Income Fund	0.50%	0.50%*

*	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fixed Income Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

As compensation for the services rendered by the Adviser under the Agreement, for the fiscal years ended December 31, 2014, 2013 and 2012 the Adviser earned and waived and/or reimbursed the amounts listed below.

	Advisory Fees Incurred	Waived Fees and/or Expenses Reimbursed by Adviser	Net Fees paid to the Adviser
Small Cap Equity Fund
Year Ended December 31, 2012	$6,566,837	$0	$6,566,837
Year Ended December 31, 2013	$7,464,735	$0	$7,464,735
Year Ended December 31, 2014	$7,410,453	$0	$7,410,453

Small-Mid Cap Equity Fund
Year Ended December 31, 2012	$1,122,052	$263,974	$858,078
Year Ended December 31, 2013	$2,319,962	$550,901	$1,769,061
Year Ended December 31, 2014	$2,836,530	$754,302	$2,082,228

Equity Fund
Year Ended December 31, 2012	$904,398	$204,881	$699,517
Year Ended December 31, 2013	$1,757,386	$322,708	$1,434,678
Year Ended December 31, 2014	$2,301,986	$389,070	$1,912,916

Balanced Fund
Year Ended December 31, 2012	$135,253	$62,559	$72,694
Year Ended December 31, 2013	$183,687	$67,215	$116,472
Year Ended December 31, 2014	$236,115	$69,808	$166,307

Fixed Income Fund
Year Ended December 31, 2012	$989,911	$127,253	$862,658
Year Ended December 31, 2013	$1,080,127	$147,291	$932,836
Year Ended December 31, 2014	$1,104,675	$119,095	$985,580

PORTFOLIO MANAGERS

The portfolio managers listed below have responsibility for the day-to-day management of accounts other than the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund, Balanced Fund and Fixed Income Fund. The information listed below for such other accounts is as of December 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
J. Luther King, Jr.	3 $88.4 million	0 $0	348 $5.0 billion	0 $0	5 $1.2 billion	0 $0
Steven R. Purvis	3 $88.4 million	0 $0	68 $1.3 billion	0 $0	0 $0	0 $0
Scot C. Hollmann	0 $0	0 $0	280 $1.4 billion	0 $0	0 $0	0 $0
Joan M. Maynard	0 $0	0 $0	10 $72 million	0 $0	0 $0	0 $0
Mark L. Johnson	0 $0	0 $0	79 $186 million	0 $0	0 $0	0 $0

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mason D. King	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0
Jonathan B. Deweese	1 $7.5 million	0 $0	0 $0	0 $0	0 $0	0 $0
Benjamin M. Cowan	1 $7.5 million	0 $0	0 $0	0 $0	0 $0	0 $0

Conflicts of Interest

The portfolio managers are responsible for managing the Funds and other separately managed accounts, including accounts for investment companies, employee benefit plans, pension plans, endowments, foundations, trusts, and high net worth individuals, and with respect to Mr. King, certain private pooled investment vehicles. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of conflicts of interest that may arise are discussed below. The Adviser believes that it has established policies and procedures that are reasonably designed to mitigate these potential conflicts of interest.

•	The portfolio managers are responsible for managing other accounts that may have investment objectives, guidelines, strategies, risk profiles or other considerations that may differ from those of the Funds. The portfolio managers make investment decisions for each account based on its investment objectives and guidelines, policies, and other relevant considerations. Consequently, the portfolio managers may purchase or sell securities at the same or different times for one account and not another account or the Funds. The portfolio managers may also make investment decisions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, any of which has the potential to adversely impact the Funds depending on market conditions.

•	The portfolio managers may purchase or sell for their own account securities that are purchased or sold on behalf of the Funds. The portfolio managers also have a beneficial interest in pooled investment vehicles or other accounts managed by the Adviser, other than the Funds. The Adviser has implemented a code of ethics and other policies and procedures in an effort to mitigate these potential conflicts of interest.

•	The portfolio managers could favor one account over another in allocating new investment opportunities of a limited nature, such as initial public offerings and private placements. The Adviser has implemented policies and procedures, including a rotational system for allocating initial public offerings, in an effort to ensure that investment opportunities of a limited nature are allocated fairly and equitably among eligible accounts.

•	The portfolio managers could favor one account over another in the order in which trades for accounts are placed. If the portfolio managers determine to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. In addition, the Funds and other accounts, including pooled investment vehicles, managed by the portfolio managers may participate in aggregated purchase or sale transactions. To the extent that accounts participating in aggregated trades do not receive their full allocation, a potential conflict of interest exists because the Adviser and portfolio managers have an incentive to allocate trades to accounts in which the Adviser and portfolio managers have a financial interest. The Adviser has implemented trade allocation and aggregation policies and procedures in an effort to mitigate this potential conflict of interest.

•	The portfolio managers are responsible for managing other accounts including, with respect to Mr. King, private investment funds, some of which entitle the Adviser to incentive fees and/or management fees exceeding those paid by the Funds. This compensation structure presents a potential conflict of interest because the Adviser and the portfolio managers may be incentivized to favor such accounts over the Funds.

•	The Adviser and the portfolio managers have significant personal investments in some of the private investment funds managed by the Adviser. As a result of such investments, the Adviser and the portfolio managers may be motivated to favor these funds over the Funds.

•	Under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay commissions to brokers for the Funds’ transactions that exceed the amount of commissions that would be charged by another broker for the same transactions, provided that the Adviser determines in good faith that the amount of commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. Pursuant to Section 28(e), the Adviser has entered into soft dollar and commission sharing arrangements with third parties and brokers for eligible brokerage and research products and services. A potential conflict of interest may exist because the Adviser receives these brokerage and research products and services from brokers in exchange for directing commissions from the Funds’ transactions, rather than paying for these products and services with its own assets. The Adviser has implemented policies and procedures governing its use of such soft dollar and commission sharing arrangements.

Compensation

As an independent firm, the Adviser has full control over its compensation structure. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Each member of the professional staff is provided a salary. They also are eligible to participate in the Adviser’s profit sharing plan. The majority of compensation is derived from bonuses, which are discretionary and based on individual merit as well as success of the Adviser in any given year. Criteria for individual bonuses include, among other factors, stock selection, relationship building, investment performance, client service, and portfolio management. There is no standard formula or method for determining bonuses and the factors considered for bonuses vary by individual. Compensation is not based directly on the performance of the Funds or the net asset levels of the Funds.

Ownership of Securities

As of March 31, 2015, the officers and Trustees of the Trust as a group owned approximately 2.2% of the Equity Fund and less than one percent of the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Fixed Income Fund and Balanced Fund.

The Adviser’s employees, including officers of the Trust and portfolio managers of the Funds, are participants in the Luther King Capital Management Corporation Profit Sharing Plan (“LKCM Profit Sharing Plan”). As of March 31, 2015, the LKCM Profit Sharing Plan owned approximately 6.5% of the Equity Fund, approximately 15.7% of the Balanced Fund, approximately 2.9% of the Fixed Income Fund, less than one percent of the Small Cap Equity Fund and Small-Mid Cap Equity Fund. J. Luther King, Jr. serves as trustee of the LKCM Profit Sharing Plan. Mr. King disclaims beneficial ownership of shares of the Funds held by the LKCM Profit Sharing Plan, except to the extent of his pecuniary interest therein.

As of March 31, 2015, the Adviser owned approximately 6.9% of the Balanced Fund and less than one percent of the Small Cap Equity Fund, the Equity Fund, the Fixed Income Fund, and none of the shares of the Small- Mid Cap Equity Fund. J. Luther King, Jr. controls the Adviser and is the majority shareholder of the Adviser’s parent company. Mr. King disclaims beneficial ownership of shares of the Funds held by the Adviser, except to the extent of his pecuniary interest therein.

Each portfolio manager of the Funds also owned the following amounts of shares of each of the Funds as of December 31, 2014:

Key

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   Over $1,000,000

Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Small Cap Equity Fund	Steven R. Purvis J. Luther King, Jr. Jonathan B. Deweese Benjamin M. Cowan	G G A C

Small-Mid Cap Equity Fund	Steven R. Purvis J. Luther King, Jr. Jonathan B. Deweese Benjamin M. Cowan	F A A B

Equity Fund	J. Luther King, Jr. Scot C. Hollmann Steven R. Purvis Mason D. King	G A A E

Balanced Fund	Scot C. Hollmann J. Luther King, Jr. Mark L. Johnson	E A A

Fixed Income Fund	Joan M. Maynard Scot C. Hollmann Mark L. Johnson	A D A

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts in seeking best execution with respect to all securities transactions for the Funds. In selecting brokers or dealers for securities transactions for the Funds, the Adviser may consider, among other things: the quality of executions and liquidity provided by the broker; the ability of the broker to maintain confidentiality of client orders and order flow; the ability of the broker to minimize market impact for client transactions; the commission rates charged by the broker in comparison to the rates of other brokers for similar transactions; the broker’s provision of eligible brokerage and research services; the broker’s ability to obtain timely, accurate, and cost-effective executions; the ability of the broker to accurately communicate the nature of the market for a particular security; the broker’s execution policies and commitment to providing best execution; the size and volume of the broker’s order flow; and the efficiency and accuracy of the broker’s operations area with regard to settlement procedures.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes in good faith that the commissions paid are reasonable in light of the value of the brokerage or research services provided by the broker, either in terms of a particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it has investment discretion. These services generally include third-party and proprietary analyses and reports concerning issuers, industries, securities, general economic and market conditions and trends, portfolio strategy; third-party and proprietary analyses and reports regarding the value of securities, the advisability of purchasing or selling securities, and the availability of sellers and purchasers of securities; and services related to effecting securities transactions and performing functions incidental thereto. The Adviser may use some of these services in providing investment advisory services to all of its clients, and not all of these services may be used by the Adviser in providing investment advisory services to the Funds. During the fiscal year ended December 31, 2014, the Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Balanced Fund directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to the Adviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended December 31, 2014 it is estimated that the Small Cap Equity Fund paid total commissions of approximately $539,000 on transactions with a principal value of approximately $545.2 million, the Small-Mid Cap Equity Fund paid total commissions of approximately $163,000 on transactions with a principal value of approximately $195.4 million, the Equity Fund paid total commissions of approximately $31,000 on transactions with a principal value of approximately $51.6 million, and the Balanced Fund paid total commissions of approximately $3,600 on transactions with a principal value of approximately $4.5 million.

It is not the Adviser’s practice to allocate brokerage or principal business on the basis of sales of shares of Funds that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients. The Adviser does not have an affiliated broker, therefore it has not engaged in any affiliated brokerage transactions.

The aggregate amount of brokerage commissions paid by each Fund during the past three fiscal years ended December 31 is as follows:

	2012	2013	2014
Small Cap Equity Fund	$1,309,050	$1,373,566	$1,615,868
Small-Mid Cap Equity Fund	$467,667	$403,085	$566,351
Equity Fund	$65,359	$107,581	$73,165
Balanced Fund	$4,430	$4,659	$5,158
Fixed Income Fund	$0	$5,975	$0

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities may be aggregated and allocated among the Funds and such clients in accordance with the Adviser’s Allocation and Aggregation Policy or in any other manner deemed fair and reasonable by the Adviser.

As of December 31, 2014, the following Funds owned the following securities of their “regular brokers or dealers” (as defined in the 1940 Act) or their parents:

Small-Mid Cap Equity Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2014
Raymond James Financial, Inc.	$8,195,335

Equity Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2014
JPMorgan Chase & Co.	$2,503,200

Balanced Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2014
JPMorgan Chase & Co.	$703,557
BB&T Corporation	$318,337

Fixed Income Fund

Security of “Regular Broker/Dealer” of the Fund	Value of Fund’s Aggregate Holding of Securities as of December 31, 2014
JPMorgan Chase & Co.	$9,265,048
BB&T Corporation	$5,335,493
Merrill Lynch Preferred Capital Trust III	$1,915,500

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment or other considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of long-term portfolio securities for the fiscal year by (2) the monthly average of the value of long-term portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Funds had the following portfolio turnover rates for the past two fiscal years ended December 31:

	2013	2014
Small Cap Equity Fund	47%	60%
Small-Mid Cap Equity Fund	49%	72%
Equity Fund	17%	14%
Balanced Fund	10%	20%
Fixed Income Fund	30%	46%

CUSTODIAN

As custodian of the Funds’ assets, U.S. Bank, N.A., (the “Custodian”) 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. In such capacity, USBFS’s responsibilities include: receiving and processing all orders for purchases, exchanges and redemptions of Fund shares; responding to shareholder inquiries and instructions concerning their accounts; updating of shareholder accounts to reflect declaration and payment of dividends and other distributions; and preparing and distributing account statements and tax documents to shareholders regarding their accounts.

ADMINISTRATOR

Pursuant to a Fund Administration Agreement, USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative services. The services under this Agreement are subject to the supervision of the Board of Trustees and officers of the Trust, and include day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, preparation of reports, compliance testing of the Funds’ activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each Fund a fee, calculated daily and paid monthly. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

Administration fees incurred during the past three fiscal years ended December 31 were as follows:

	2012	2013	2014
Small Cap Equity Fund	$694,805	$768,674	$741,691
Small-Mid Cap Equity Fund	$136,175	$271,422	$318,418
Equity Fund	$116,664	$224,175	$282,633
Balanced Fund	$20,430	$20,902	$27,590
Fixed Income Fund	$159,736	$174,328	$175,701

USBFS also acts as Transfer Agent, Dividend-Disbursing Agent, and Fund Accountant for the Funds.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the Financial Industry Regulatory Authority, distributes the Funds’ shares. The Distributor uses its best efforts to distribute the Funds’ shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. The Funds pay that portion of the compensation owed to the Distributor that is permitted under Rule 12b-1 of the 1940 Act and the Adviser Class Plan (as defined below), and the Adviser pays the remaining portion of any such compensation. U.S. Bank, N.A., USBFS and the Distributor are affiliates.

DISTRIBUTION PLANS

With respect to the Balanced and Fixed Income Funds and the Institutional Class of the Small Cap Equity, Small-Mid Cap Equity and Equity Funds, the Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Institutional Class Plan”). Pursuant to this Institutional Class Plan, the Funds can pay up to an aggregate maximum of 0.75% per annum of each Fund’s average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Funds and the retention of shares by Fund shareholders. These services include, but are not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, other distribution-related expenses and providing services to shareholders. Although approved, the Board of Trustees has not authorized payments under the Institutional Class Plan at this time.

With respect to the Adviser Class of the Small Cap Equity, Small-Mid Cap Equity and Equity Funds, the Board of Trustees has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Adviser Class Plan”). Pursuant to the Adviser Class Plan, the Funds may pay up to an aggregate maximum of 1.00% per annum of each Fund’s average daily net assets for actual expenses incurred in the sale and retention of the shares of the Funds, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, other distribution-related expenses, and providing services to shareholders. The Board currently has authorized payments under the Adviser Class Plan at an annual rate of 0.25% of the average daily net assets of the Funds subject to the Adviser Class Plan.

Administration of each Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is reasonably likely to benefit the Trust and its shareholders.

The Adviser Class for the Small Cap Equity Fund paid the following amounts in 12b-1 expenses for the fiscal year ended December 31, 2014:

Small Cap Equity Fund (Adviser Class)
Advertising/Marketing	$0
Printing/Postage	$63
Payment to Distributor	$2,847
Payment to dealers	$63,807
Compensation to sales personnel	$0
Other	$0

PAYMENTS TO FINANCIAL INTERMEDIARIES

A financial intermediary through which you purchase your shares may receive all or a portion of the Institutional Class Plan and Adviser Class Plan Rule 12b-1 fees, if applicable, discussed above. In addition to those payments, the Adviser may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the Funds. The Adviser and the Funds also may make payments for certain sub-transfer agency and administrative services. Payments made by the Adviser are from its own resources. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories.

Revenue Sharing Payments.    The Adviser may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits that the Adviser receives when it makes these payments include, among other things, placing Funds on the financial intermediary’s funds sales system. The Adviser may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Revenue sharing payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in shareholder accounts. The Adviser may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments.    Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts.

Record-keeping and shareholder services typically include: establishing and maintaining shareholder accounts and records; recording shareholder account balances and changes thereto; arranging for the wiring of funds; providing statements to shareholders; furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; transmitting shareholder transaction information; and providing information in order to assist the Funds in their compliance with federal and state securities laws. Each Fund typically would be paying these shareholder servicing fees directly if the financial intermediary did not hold all of its customer accounts in a single omnibus account with the Funds. Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts. The Adviser and the Funds may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. The Adviser, the Distributor and the Funds also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.

Other Cash Payments.    From time to time, the Adviser, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Funds. This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Such compensation may include financial assistance to financial intermediaries that enables the Adviser to: (1) participate in and/or present at conferences or seminars for invited registered representatives and other employees, (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay expenses incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

The Adviser is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of Funds or retain shares of Funds in their clients’ accounts, the Adviser benefits from the incremental management and other fees paid to the Adviser by the Funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus and this SAI. You may ask your financial intermediary about any payments it receives from the Adviser or the Funds, as well as about fees and/or commissions it charges.

INTERESTS OF CERTAIN PERSONS

With the exception of the Adviser, no “interested person” of the Funds, as defined in the 1940 Act, and no Trustee of the Trust who is not an “interested person”, has or had a direct or indirect financial interest in the Institutional Class Plan or Adviser Class Plan or any related agreement.

CODE OF ETHICS

The Trust, Adviser and Distributor have each adopted a written Code of Ethics. These Codes of Ethics govern the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Funds. The Codes of Ethics permit such persons to invest in the Funds and/or other securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain conditions. The Codes of Ethics include reporting and other obligations to monitor personal transactions and confirm that such transactions do not disadvantage the Funds.

PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by fair valuation procedures) as evidenced by a listing on the New York Stock Exchange (“NYSE”) or NASDAQ. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.

Automatic Investment Program.    The Automatic Investment Program (“AIP”) permits investors who own shares of a Fund with a value of $2,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. Provided the investor’s financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor’s checking or savings account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged if the investor’s bank rejects the scheduled transaction. At the investor’s option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

The AIP is one means by which an investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

To establish the AIP, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-688-LKCM if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by notifying the Transfer Agent by telephone or in writing, five days prior to the effective date of the next transaction. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

PRICING OF SHARES

Shares of the Funds are sold and redeemed on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of normal trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange of which the security is primarily traded. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and asked price on the relevant exchanges or markets.

Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price on the exchange of which the security is primarily traded. Equity securities for which market quotations are not readily available are valued at fair value in accordance with policies and procedures adopted by the Board of Trustees.

Fixed income securities are normally valued at the mean of the bid and ask price and/or by using a combination of broker quotes or matrix evaluations provided by an independent pricing service. Fixed income securities for which market quotations or matrix pricing are not readily available are valued at fair value in accordance with policies and procedures adopted by the Board of Trustees

The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith if, among other things, the Adviser determines that (i) closing prices of foreign securities do not reflect their fair market value due to events that occur between the closing of foreign markets and the time at which a Fund calculates its NAV, (ii) trading in a security is halted and does not resume prior to the closing of the exchange or other market on which such security normally trades, or (iii) the price for such security provided by the Funds’ independent pricing services appears invalid, is not readily available, or otherwise provides a valuation that in the judgment of the Adviser does not represent the fair market value of such security. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

An example of how each Fund calculated its total offering price per share as of December 31, 2014 is as follows:

	Net Assets	=	Net Asset Value per share

	Shares Outstanding
Small Cap Equity Fund	$840,630,512	=	$24.05

Institutional Class	34,957,741

Small Cap Equity Fund	$14,665,420	=	$23.11

Adviser Class	634,711

Small-Mid Cap Equity Fund	$391,667,801	=	$12.10

Institutional Class	32,366,547

Equity Fund	$333,692,119	=	$22.81

Institutional Class	14,630,258

Balanced Fund	$37,027,667	=	$20.10

	1,842,011

Fixed Income Fund	$222,704,236	=	$10.82

	20,574,085

No information is provided for the Small-Mid Cap Equity Fund – Adviser Class or the Equity Fund – Adviser Class because neither had commenced operations as of December 31, 2014.

PORTFOLIO HOLDINGS INFORMATION

It is the policy of LKCM Funds to protect the confidentiality of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. No information concerning the portfolio holdings of the Funds may be disclosed to any person except as provided below.

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q, as applicable. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Fund also makes available on the Funds’ website a complete schedule of its portfolio holdings no sooner than 30 days following the end of each calendar quarter. Information contained within Fund Fact Sheets is made publicly available on the website upon completion (generally within 10-15 days after the close of the calendar quarter). In an effort to prevent parties from potentially misusing portfolio holdings information, the Funds will generally only disclose the Fund Fact Sheets and complete schedules of portfolio holdings as of the end of the most recent calendar quarter, no earlier than 10 days and 30 days after the end of the calendar quarter, respectively.

In addition, the Funds’ service providers, including the administrator, custodian, legal counsel, proxy voting administrator, independent pricing service, and independent registered public accounting firm, receive portfolio holdings information in connection with their services to the Funds. The Funds’ service providers have a duty to keep nonpublic information about the Funds, some of which are received on a daily basis with no lag time. confidential based on existing laws and due to the nature of their roles with the Funds. An officer of the Adviser or the Chief Compliance Officer of the Funds may distribute (or authorize the Funds’ administrator to distribute) portfolio holdings to rating and ranking agencies for a legitimate business purpose on a quarterly basis. Except as noted above, this information is provided no earlier than 30 days after the end of a calendar quarter and no compensation is received by the Adviser or the Funds as consideration for such disclosure. The Fund’s Chief Compliance Officer may waive certain of the requirements of this policy. The Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those required by the Funds’ policy. Notwithstanding these policies, the Funds may disclose portfolio holdings information to the extent required by applicable law.

The Funds’ Chief Compliance Officer will report any violations of these policies to the Board of Trustees on a quarterly basis. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

If the disclosure of portfolio holdings presents a conflict of interest between the shareholders and the Adviser, the Funds’ principal distributor or any of their respective affiliates, then such conflict will be reported to the Board for its consideration prior to the dissemination of portfolio holdings information.

EXCHANGES

Shareholders of a Fund may exchange shares of the Fund for shares of another series of LKCM Funds. However, shareholders of the Adviser Class of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund may only exchange shares between Adviser Class Funds.

REDEMPTIONS IN KIND

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such “in-kind” redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under “Pricing of Shares,” and such valuation will be made as of the same time the redemption price is determined.

TAXATION

TAXATION OF THE FUNDS

The following discussion of certain federal tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. You should consult your own tax advisers with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences thereof to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify annually for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”). If so qualified, a Fund (but not its shareholders) will not be liable for federal income tax to the extent it distributes its net earnings and realized net gains to its shareholders on a timely basis.

To continue to qualify for treatment as a RIC for a taxable year, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income for the taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e, a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a) (a “QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If a Fund fails to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – then for federal tax purposes it would be treated as a regular corporation for federal tax purposes. In that case, it would be subject to federal income tax, and any distributions that it made to its shareholders would not be deductible by it and would be taxable to them as ordinary income (with no part treated as a capital gain distribution) to the extent of its earnings and profits, except for the part of those dividends that is “qualified dividend income” (described in the Prospectuses), which is subject to maximum federal income tax rates of 15% and 20% for certain shareholders. That treatment would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in those securities through the Fund.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 (or December 31, if it so elects) of that year, plus certain other amounts.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through a short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale or an offsetting notional principal contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The Balanced and Fixed Income Funds may acquire zero-coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. With respect to “market discount bonds” (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may likewise elect to accrue and include in income each taxable year a portion of the market discount with respect to such bonds. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and market discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Securities.    Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year:

(1)	at least 75% of its gross income is passive; or

(2)	an average of at least 50% of its assets produce, or are held for the production of, passive income.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% and 20% maximum federal income tax rates on “qualified dividend income” mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (and treating as ordinary income) each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

TAXATION OF THE SHAREHOLDERS

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

As noted in the Prospectuses, a shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm, whose services include an audit of the Funds’ financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS

The audited financial statements for the Funds are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the year ended December 31, 2014. Financial statements audited by the Funds’ independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Excerpts from Moody’s Investors Service, Inc. Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: judged to be of the highest quality, subject to the lowest level of credit risk. Aa: judged to be of high quality and are subject to very low credit risk. A: judged to be upper-medium grade and are subject to low credit risk. Baa: judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. Ba: judged to be speculative and are subject to substantial credit risk. B: considered speculative and are subject to high credit risk. Caa: judged to be speculative of poor standing and are subject to very high credit risk. Ca: highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. C: the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Excerpts from Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: highest rating assigned by Standard & Poor’s; the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major

A-1

exposures to adverse conditions. BB: less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B: more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. CCC: currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default. C: currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. D: in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus(+) or Minus(-):    *The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Excerpts from Fitch Ratings Corporate Finance Obligations — Long-Term Rating Scales:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. B: Highly speculative. ‘B’ ratings indicate that material credit

A-2

risk is present. CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:    The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to ratings in the categories below ‘B’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

A-3